                                                                   EXHIBIT 24(a)



                                        General and Refunding Bonds,
                                        Debentures, Preferred Stock,
                                        and Common Stock



                          LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY



       WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation, intends to file with the Securities and Exchange Commission one or more Registration Statements, including one or more Prospectuses, as prescribed by said Commission pursuant to the Securities Act of 1933, as amended (the "Act"), in compliance with the Act, and the rules and regulations promulgated thereunder, for the registration of up to $500 million of General and Refunding Bonds, Debentures, Preferred Stock and Common Stock.

       NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of said Company, I do hereby appoint KATHLEEN A. MARION, ANTHONY NOZZOLILLO and ROBERT J. GREY, and each of them severally, as my attorneys-in-fact, with power to execute in my name and place and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, the Registration Statements, any amendment or amendments to the Registration Statements and any exhibits and other documents in connection therewith, and to file the same with the Securities and Exchange Commission.

       IN WITNESS WHEREOF, I have executed this Power of Attorney this 21st day of March 1994.





                                                    W. J. CATACOSINOS
                                                    ----------------------
                                                    WILLIAM J. CATACOSINOS

                                                                   EXHIBIT 24(a)



                                        General and Refunding Bonds,
                                        Debentures, Preferred Stock,
                                        and Common Stock



                         LONG ISLAND LIGHTING COMPANY

                              POWER OF ATTORNEY



       WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation, intends to file with the Securities and Exchange Commission one or more Registration Statements, including one or more Prospectuses, as prescribed by said Commission pursuant to the Securities Act of 1933, as amended (the "Act"), in compliance with the Act, and the rules and regulations promulgated thereunder, for the registration of up to $500 million of General and Refunding Bonds, Debentures, Preferred Stock and Common Stock.

       NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of said Company, I do hereby appoint KATHLEEN A. MARION, ANTHONY NOZZOLILLO and ROBERT J. GREY, and each of them severally, as my attorneys-in-fact, with power to execute in my name and place and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, the Registration Statements, any amendment or amendments to the Registration Statements and any exhibits and other documents in connection therewith, and to file the same with the Securities and Exchange Commission.

       IN WITNESS WHEREOF, I have executed this Power of Attorney this 22nd day of March 1994.





                                                    PHYLLIS S. VINEYARD
                                                    -------------------
                                                    PHYLLIS S. VINEYARD

                                                                   EXHIBIT 24(a)



                                        General and Refunding Bonds,
                                        Debentures, Preferred Stock,
                                        and Common Stock



                          LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY



       WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation, intends to file with the Securities and Exchange Commission one or more Registration Statements, including one or more Prospectuses, as prescribed by said Commission pursuant to the Securities Act of 1933, as amended (the "Act"), in compliance with the Act, and the rules and regulations promulgated thereunder, for the registration of up to $500 million of General and Refunding Bonds, Debentures, Preferred Stock and Common Stock.

       NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of said Company, I do hereby appoint KATHLEEN A. MARION, ANTHONY NOZZOLILLO and ROBERT J. GREY, and each of them severally, as my attorneys-in-fact, with power to execute in my name and place and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, the Registration Statements, any amendment or amendments to the Registration Statements and any exhibits and other documents in connection therewith, and to file the same with the Securities and Exchange Commission.

       IN WITNESS WHEREOF, I have executed this Power of Attorney this 23rd day of March 1994.





                                                       JOHN H. TALMAGE
                                                       ---------------
                                                       JOHN H. TALMAGE

                                                                   EXHIBIT 24(a)



                                        General and Refunding Bonds,
                                        Debentures, Preferred Stock,
                                        and Common Stock



                         LONG ISLAND LIGHTING COMPANY

                              POWER OF ATTORNEY



       WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation, intends to file with the Securities and Exchange Commission one or more Registration Statements, including one or more Prospectuses, as prescribed by said Commission pursuant to the Securities Act of 1933, as amended (the "Act"), in compliance with the Act, and the rules and regulations promulgated thereunder, for the registration of up to $500 million of General and Refunding Bonds, Debentures, Preferred Stock and Common Stock.

       NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of said Company, I do hereby appoint KATHLEEN A. MARION, ANTHONY NOZZOLILLO and ROBERT J. GREY, and each of them severally, as my attorneys-in-fact, with power to execute in my name and place and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, the Registration Statements, any amendment or amendments to the Registration Statements and any exhibits and other documents in connection therewith, and to file the same with the Securities and Exchange Commission.

       IN WITNESS WHEREOF, I have executed this Power of Attorney this 22nd day of March 1994.





                                                      WINFIELD E. FROMM
                                                      -----------------
                                                      WINFIELD E. FROMM

                                                                   EXHIBIT 24(a)



                                        General and Refunding Bonds,
                                        Debentures, Preferred Stock,
                                        and Common Stock



                         LONG ISLAND LIGHTING COMPANY

                              POWER OF ATTORNEY



       WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation, intends to file with the Securities and Exchange Commission one or more Registration Statements, including one or more Prospectuses, as prescribed by said Commission pursuant to the Securities Act of 1933, as amended (the "Act"), in compliance with the Act, and the rules and regulations promulgated thereunder, for the registration of up to $500 million of General and Refunding Bonds, Debentures, Preferred Stock and Common Stock.

       NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of said Company, I do hereby appoint KATHLEEN A. MARION, ANTHONY NOZZOLILLO and ROBERT J. GREY, and each of them severally, as my attorneys-in-fact, with power to execute in my name and place and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, the Registration Statements, any amendment or amendments to the Registration Statements and any exhibits and other documents in connection therewith, and to file the same with the Securities and Exchange Commission.

       IN WITNESS WHEREOF, I have executed this Power of Attorney this 22nd day of March 1994.





                                                      BASIL A. PATERSON
                                                      -----------------
                                                      BASIL A. PATERSON

                                                                   EXHIBIT 24(a)



                                        General and Refunding Bonds,
                                        Debentures, Preferred Stock,
                                        and Common Stock



                         LONG ISLAND LIGHTING COMPANY

                              POWER OF ATTORNEY



       WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation, intends to file with the Securities and Exchange Commission one or more Registration Statements, including one or more Prospectuses, as prescribed by said Commission pursuant to the Securities Act of 1933, as amended (the "Act"), in compliance with the Act, and the rules and regulations promulgated thereunder, for the registration of up to $500 million of General and Refunding Bonds, Debentures, Preferred Stock and Common Stock.

       NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of said Company, I do hereby appoint KATHLEEN A. MARION, ANTHONY NOZZOLILLO and ROBERT J. GREY, and each of them severally, as my attorneys-in-fact, with power to execute in my name and place and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, the Registration Statements, any amendment or amendments to the Registration Statements and any exhibits and other documents in connection therewith, and to file the same with the Securities and Exchange Commission.

       IN WITNESS WHEREOF, I have executed this Power of Attorney this 23rd day of March 1994.





                                                      G. BUGLIARELLO
                                                      ------------------
                                                      GEORGE BUGLIARELLO

                                                                   EXHIBIT 24(a)



                                        General and Refunding Bonds,
                                        Debentures, Preferred Stock,
                                        and Common Stock



                         LONG ISLAND LIGHTING COMPANY

                              POWER OF ATTORNEY



       WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation, intends to file with the Securities and Exchange Commission one or more Registration Statements, including one or more Prospectuses, as prescribed by said Commission pursuant to the Securities Act of 1933, as amended (the "Act"), in compliance with the Act, and the rules and regulations promulgated thereunder, for the registration of up to $500 million of General and Refunding Bonds, Debentures, Preferred Stock and Common Stock.

       NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of said Company, I do hereby appoint KATHLEEN A. MARION, ANTHONY NOZZOLILLO and ROBERT J. GREY, and each of them severally, as my attorneys-in-fact, with power to execute in my name and place and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, the Registration Statements, any amendment or amendments to the Registration Statements and any exhibits and other documents in connection therewith, and to file the same with the Securities and Exchange Commission.

       IN WITNESS WHEREOF, I have executed this Power of Attorney this 23rd day of March 1994.





                                                      GEORGE J. SIDERIS
                                                      -----------------
                                                      GEORGE J. SIDERIS

                                                                  EXHIBIT 24(a)



                                        General and Refunding Bonds,
                                        Debentures, Preferred Stock,
                                        and Common Stock



                       LONG ISLAND LIGHTING COMPANY

                             POWER OF ATTORNEY



       WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation, intends to file with the Securities and Exchange Commission one or more Registration Statements, including one or more Prospectuses, as prescribed by said Commission pursuant to the Securities Act of 1933, as amended (the "Act"), in compliance with the Act, and the rules and regulations promulgated thereunder, for the registration of up to $500 million of General and Refunding Bonds, Debentures, Preferred Stock and Common Stock.

       NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of said Company, I do hereby appoint KATHLEEN A. MARION, ANTHONY NOZZOLILLO and ROBERT J. GREY, and each of them severally, as my attorneys-in-fact, with power to execute in my name and place and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, the Registration Statements, any amendment or amendments to the Registration Statements and any exhibits and other documents in connection therewith, and to file the same with the Securities and Exchange Commission.

       IN WITNESS WHEREOF, I have executed this Power of Attorney this 22nd day of March 1994.





                                                        A. JAMES BARNES
                                                        ---------------
                                                        A. JAMES BARNES

                                                                   EXHIBIT 24(a)



                                        General and Refunding Bonds,
                                        Debentures, Preferred Stock,
                                        and Common Stock



                         LONG ISLAND LIGHTING COMPANY

                              POWER OF ATTORNEY



       WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation, intends to file with the Securities and Exchange Commission one or more Registration Statements, including one or more Prospectuses, as prescribed by said Commission pursuant to the Securities Act of 1933, as amended (the "Act"), in compliance with the Act, and the rules and regulations promulgated thereunder, for the registration of up to $500 million of General and Refunding Bonds, Debentures, Preferred Stock and Common Stock.

       NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of said Company, I do hereby appoint KATHLEEN A. MARION, ANTHONY NOZZOLILLO and ROBERT J. GREY, and each of them severally, as my attorneys-in-fact, with power to execute in my name and place and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, the Registration Statements, any amendment or amendments to the Registration Statements and any exhibits and other documents in connection therewith, and to file the same with the Securities and Exchange Commission.

       IN WITNESS WHEREOF, I have executed this Power of Attorney this 23rd day of March 1994.





                                                   RICHARD L. SCHMALENSEE
                                                   ----------------------
                                                   RICHARD L. SCHMALENSEE

                                                                   EXHIBIT 24(a)



                                        General and Refunding Bonds,
                                        Debentures, Preferred Stock,
                                        and Common Stock



                         LONG ISLAND LIGHTING COMPANY

                              POWER OF ATTORNEY



       WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation, intends to file with the Securities and Exchange Commission one or more Registration Statements, including one or more Prospectuses, as prescribed by said Commission pursuant to the Securities Act of 1933, as amended (the "Act"), in compliance with the Act, and the rules and regulations promulgated thereunder, for the registration of up to $500 million of General and Refunding Bonds, Debentures, Preferred Stock and Common Stock.

       NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of said Company, I do hereby appoint KATHLEEN A. MARION, ANTHONY NOZZOLILLO and ROBERT J. GREY, and each of them severally, as my attorneys-in-fact, with power to execute in my name and place and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, the Registration Statements, any amendment or amendments to the Registration Statements and any exhibits and other documents in connection therewith, and to file the same with the Securities and Exchange Commission.

       IN WITNESS WHEREOF, I have executed this Power of Attorney this 23rd day of March 1994.





                                                       RENSO L. CAPORALI
                                                       -----------------
                                                       RENSO L. CAPORALI

                                                                   EXHIBIT 24(a)



                                        General and Refunding Bonds,
                                        Debentures, Preferred Stock,
                                        and Common Stock



                         LONG ISLAND LIGHTING COMPANY

                              POWER OF ATTORNEY



       WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation, intends to file with the Securities and Exchange Commission one or more Registration Statements, including one or more Prospectuses, as prescribed by said Commission pursuant to the Securities Act of 1933, as amended (the "Act"), in compliance with the Act, and the rules and regulations promulgated thereunder, for the registration of up to $500 million of General and Refunding Bonds, Debentures, Preferred Stock and Common Stock.

       NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of said Company, I do hereby appoint KATHLEEN A. MARION, ANTHONY NOZZOLILLO and ROBERT J. GREY, and each of them severally, as my attorneys-in-fact, with power to execute in my name and place and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, the Registration Statements, any amendment or amendments to the Registration Statements and any exhibits and other documents in connection therewith, and to file the same with the Securities and Exchange Commission.

       IN WITNESS WHEREOF, I have executed this Power of Attorney this 22nd day of March 1994.





                                                       PETER O. CRISP
                                                       --------------
                                                       PETER O. CRISP

                                                                  EXHIBIT 24(a)



                                        General and Refunding Bonds,
                                        Debentures, Preferred Stock,
                                        and Common Stock



                         LONG ISLAND LIGHTING COMPANY

                              POWER OF ATTORNEY



       WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation, intends to file with the Securities and Exchange Commission one or more Registration Statements, including one or more Prospectuses, as prescribed by said Commission pursuant to the Securities Act of 1933, as amended (the "Act"), in compliance with the Act, and the rules and regulations promulgated thereunder, for the registration of up to $500 million of General and Refunding Bonds, Debentures, Preferred Stock and Common Stock.

       NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of said Company, I do hereby appoint KATHLEEN A. MARION, ANTHONY NOZZOLILLO and ROBERT J. GREY, and each of them severally, as my attorneys-in-fact, with power to execute in my name and place and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, the Registration Statements, any amendment or amendments to the Registration Statements and any exhibits and other documents in connection therewith, and to file the same with the Securities and Exchange Commission.

       IN WITNESS WHEREOF, I have executed this Power of Attorney this 22nd day of March 1994.





                                                     KATHERINE D. ORTEGA
                                                     -------------------
                                                     KATHERINE D. ORTEGA

                                                                   EXHIBIT 24(a)



                                        General and Refunding Bonds,
                                        Debentures, Preferred Stock,
                                        and Common Stock



                         LONG ISLAND LIGHTING COMPANY

                              POWER OF ATTORNEY



       WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation, intends to file with the Securities and Exchange Commission one or more Registration Statements, including one or more Prospectuses, as prescribed by said Commission pursuant to the Securities Act of 1933, as amended (the "Act"), in compliance with the Act, and the rules and regulations promulgated thereunder, for the registration of up to $500 million of General and Refunding Bonds, Debentures, Preferred Stock and Common Stock.

       NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of said Company, I do hereby appoint KATHLEEN A. MARION, ANTHONY NOZZOLILLO and ROBERT J. GREY, and each of them severally, as my attorneys-in-fact, with power to execute in my name and place and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, the Registration Statements, any amendment or amendments to the Registration Statements and any exhibits and other documents in connection therewith, and to file the same with the Securities and Exchange Commission.

       IN WITNESS WHEREOF, I have executed this Power of Attorney this 28th day of March 1994.





                                                       VICKI L. FULLER
                                                       ---------------
                                                       VICKI L. FULLER